UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2011
(February 17, 2011)

BROWN SHOE COMPANY, INC. (Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)

1-2191 (Commission File Number)	43-0197190 (IRS Employer Identification Number)

8300 Maryland Avenue St. Louis, Missouri (Address of principal executive offices)	63105 (Zip Code)

(314) 854-4000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

Brown Shoe Company, Inc. (the “Company” or “Brown Shoe”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) on February 17, 2011 (the “Initial Form 8-K”), related to the Stock Purchase Agreement entered into between the Company and American Sporting Goods Corporation (“ASG”) and ASG’s stockholders on February 17, 2011 (the “Transaction”), pursuant to which a subsidiary of the Company acquired all of the outstanding capital stock of ASG from the ASG stockholders on that date.  This Amendment No. 1 (this “Amendment”) on Form 8-K/A amends and supplements the Initial Form 8-K to include (i) the financial statements and pro forma financial information required pursuant to Item 9.01, (ii) the consent of BDO USA, LLP and (iii) the consent of Shanghai Zhonghua Certified Public Accountants.  Except as identified above, no other amendments or changes to the Initial Form 8-K are made by this Amendment and the remainder of the Initial Form 8-K shall remain in effect as of the date of filing of the Initial Form 8-K.  Additionally, this Amendment does not purport to provide an update or discussion of any other developments subsequent to the filing of the Initial Form 8-K.

Item 9.01 of the Initial Form 8-K is hereby amended in its entirety and replaced by Item 9.01 of this Amendment.

Item 9.01.   Financial Statements and Exhibits.

(a)          Financial Statements of Business Acquired.
The audited consolidated financial statements of American Sporting Goods Corporation and Subsidiaries as of and for the years ended December 31, 2010 and 2009, together with the Independent Auditors’ Report, are included in Exhibit 99.2 hereto and incorporated herein by reference. The Independent Auditors’ Report related to the audited consolidated financial statements of ASG Asia Investments Company Limited as of and for the years ended December 31, 2010 and 2009 is included in Exhibit 99.2 hereto and incorporated herein by reference.

(b)          Pro Forma Financial Information.
Unaudited pro forma condensed consolidated financial data for Brown Shoe Company, Inc. as of and for the year ended January 29, 2011, is included in Exhibit 99.3 hereto and incorporated herein by reference.

(d)          Exhibits.
See Exhibit Index

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN SHOE COMPANY, INC.
(Registrant)

Date: April 22, 2011	/s/ Michael I. Oberlander
Michael I. Oberlander
Senior Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number		Description
10.1	*
Stock Purchase Agreement, dated February 17, 2011, by and among Brown Shoe Company, Inc., Brown Shoe Netherlands B.V., American Sporting Goods Corporation, the sellers named therein and Jerome A. Turner, in his capacity as representative.

10.2	*	First Amendment to Third Amended and Restated Credit Agreement and Confidential Side Letter, dated February 17, 2011, by and among Brown Shoe Company, Inc., as lead borrower for itself and on behalf of certain of its subsidiaries, and Bank of America, N.A., as lead issuing bank, administrative agent and collateral agent, Wells Fargo Bank, National Association, as an issuing bank, Wells Fargo Capital Finance, LLC, as syndication agent, Bank of America, N.A. and JPMorgan Chase Bank, N.A., as co-documentation agents, and the other financial institutions party thereto, as lenders.

23.1		Consent of BDO USA, LLP.

23.2		Consent of Shanghai Zhonghua Certified Public Accountants.

99.1	*	Press Release issued February 17, 2011.

99.2
Audited consolidated financial statements of American Sporting Goods Corporation and Subsidiaries as of and for the years ended December 31, 2010 and 2009, together with the Independent Auditors’ Report, and the Independent Auditors’ Report related to the audited consolidated financial statements of ASG Asia Investments Company Limited as of and for the years ended December 31, 2010 and 2009.

99.3		Unaudited pro forma condensed consolidated financial data for Brown Shoe Company, Inc. as of and for the year ended January 29, 2011.

*	Previously filed as Exhibit 10.1, 10.2 and 99.1, respectively, to the Company’s Current Report on Form 8-K, as filed with the SEC on February 17, 2011, and hereby incorporated by reference herein.